UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   July 12, 2004

                                   B COM, INC.
        -----------------------------------------------------------------



Nevada                        000-32781                N/A
-------------------      ----------------        ------------------------
State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


60 West Wilmot Unit 11
Richmond Hill, Ontario                            L4B 1M6
-----------------------                    -------------------
(Address of principal                           (Zip/Postal Code)
  executive offices

Registrant's telephone number:     905 - 886 -7800


                                       N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.   Change in Control of Registrant

     The existing shareholders of B Com, Inc.(the "Company") sold 90% of the shares to the shareholders of Cash Now.com LLC. 90% of the existing stock represents 3,645,000 shares of stock. The following list of shareholders have purchased the stock:

                  Julius Csurgo                   591,125
                  Vasco Lopes                     591,125
                  1422708 Ontario Limited       1,431,375
                  Andrea Zecevic in Trust       1,031,375
                                               ----------

                         Total                  3,645,000
                                               ===========

     Additionally, the Company has issued 20,000,000 shares of the Company's common stock at par value $ .001 to Dannic IP Holdings Inc. in connection with the purchase of Cash Now.com, LLC net assets.


Item 2.   Acquisition or Disposition of Assets

     On June 30, 2004 the Company entered into an agreement to purchase the entire business of Cash Now.com LLC. The transaction was closed on July 17, 2004. Cash Now is one of the fastest growing payday loan and check cashing franchisors in North America. The Company has become a leader in the industry with its eDriven payment methods.

Item 5.   Other Events and Regulation FD Disclosure

     As result of the acquisition of Cash Now.com, new directors and officers were appointed on July 19, 2004.

     Miro Zecevic has become the President and Director and Andrea Zecevic has become Secretary and Director of the Company.

     Miro Zecevic has served as Chief Executive Officer and Managing Member of Cash Now.com LLC since October 2003 and as President and Managing Member from inception May 2003 to September 2003. Mr. Zecevic served as the President of CN-USA from November 1999 to September 2003 and as CEO of the Company from October 2003 to present. Mr. Zecevic has served in a similar capacity with the Cash Now affiliates including CN-Canada, Dannic, Atm Franchise, IFGX.com and Cash Next.

     Andrea Zecevic has served as Vice-President of Cash Now.com since its inception and also served as Director of Operations of Cash Now Plus.com during that same period Ms. Zecevic also served as Director of Operations for CN-USA from March 2001 to present. Mrs. Zecevic like her husband has served in a similar capacity with the Cash Now affiliates including CN-Canada, Dannic, Atm Franchise, IFGX.com and Cash Next.


Item 6.  Resignation of Officers and Directors

     As result of the purchase of Cash Now.com, the existing officers and directors resigned on July 19, 2004.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The financial statements as required by this Item shall be included within the next 60 days as they are just being completed.

(c)      Exhibits

17.      Resignation of officers and directors.

99       Agreement re purchase of Cash Now.com, LLC.

                                    SIGNATURE








     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                          B COM, INC.

Date:    July 19, 2004               By:   /s/ John Caridi
                                        ----------------------
                                        John Caridi, President

Exhibit 17.1




I, John Colonna resign as a Director of B Com, Inc. as of July 19, 2004.

Dated:  July 19, 2004


s/s John Colonna
------------------------
John Colonna, Director

Exhibit 17.2




     I, Howard Blumenfeld resign as an Officer and Director of B Com, Inc. as of July 19, 2004.

Dated:  July 19, 2004


s/s Howard Blumenfeld
-----------------------------------------
Howard Blumenfeld, Secretary and Director

Exhibit 17.3




     I, John Caridi resign as an Officer and Director of B Com, Inc. as of July 19, 2004.

Dated:  July 19, 2004


s/s John Caridi
-----------------------------------------
John Caridi, President and Director

Exhibit 17.4




     I, Marvin Winick resign as an Officer and Director of B Com, Inc. as of July 19, 2004.

Dated:  July 19, 2004


s/s Marvin Winick
-----------------------------------------
Marvin Winick, President and Director

Exhibit 99.1


[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                    AGREEMENT


     THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF June 30, 2004(the "Effective Date").


BETWEEN:
                           JOHN CARIDI
                           29 Hester Avenue
                           Ajax, Ontario
                           Canada L4T 1A8

                           And

                           JOHN COLONNA
                           44 Anthia Drive
                           Toronto, Ontario
                           Canada, M9L 1K5

                           And

                           HOWARD BLUMENFELD
                           Thornhill, Ontario
                           Canada

                           And

                           MARVIN WINICK
                           14 Pico Cres.
                           Thornhill, Ontario
                           Canada, L4J 8P4

                           ("the Vendors")



AND:                       MERGERS & ACQUISTIONS GROUP INC.
                           BCE Place
                           161 Bay St.
                           26th Floor,
                           Toronto, Ontario
                           M5J 2S1
                           ("the Purchasers")

                          (Collectively the "Parties")


WHEREAS:

     A. Vendors acknowledge that they are the registered holders of 3,645,000 restricted shares ( the "Shares") of common stock of B Com, Inc. for a period of not less that 2 years and that the securities registered to them are fully paid and unencumbered.

     B. Vendors wish to conclude the sale of 3,645,000 common shares of stock with restricted legend removed of B Com, Inc a fully reporting 12(g) , public company, with authorized capital stock currently consisting of 100,000,000 common shares of which 4,050,000 are issued and outstanding and 10,000,000 preferred shares of which none are currently outstanding

     C. PURCHASERS wish to acquire 3,645,000 common shares of the Company B Com, Inc. with restricted legend removed, from the Vendors (the "Transaction");

     D. The parties agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;

     NOW THEREFORE THIS AGREEMENT WITNESSED that in consideration of the covenants and agreements herein contained, the Parties hereto do covenant and agree (the "Agreement") each with the other as follows: 1. Representations and Warranties

     1.1 PURCHASERS represent and warrant to the Vendors that PURCHASERS have good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon the PURCHASERS enforceable against it in accordance with its terms and conditions.

     1.2 Vendors represent and warrant to PURCHASERS that Vendors have good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon the vendors enforceable against it in accordance with its terms and conditions.

     1.3 Vendors represent and warrant to PURCHASERS that the Company does not have any executive contracts, stock options, convertible debentures, or dilutive instruments of any kind outstanding as of the effective date.

     1.4 Vendors represent and warrant to PURCHASERS that the Company is a fully reporting 12(g) public company not yet publicly traded and is current with all of its regulatory filings as of December 31, 2003 (10KSB to be delivered to the PURCHASERS as soon as practicable).

2.0      Sale of Common Stock of B Com, Inc.

     2.1 The parties agree that, subject to the terms and conditions of this Agreement, Vendors shall sell to the Purchasers 3,645,000 common shares of stock of the Company with restricted legend removed for the sum of US$1,822.50 at closing.

     2.2 The parties acknowledge that this Transaction will take the following form:

     (a) Vendors will deliver to the purchasers and/or their nominees

     (i) 3,645,000 common shares for the purchase price of US$1,822.50 within seven business days of the effective date of this Agreement

     (ii) Such shares being all but 405,000 of the total 4,050,000 common shares outstanding of the Company.

     (b) The Vendors and Purchasers will each pay their own legal fees associated with the transaction if any. On closing all Directors and Officers will resign and the Purchasers shall elect a new Board of Directors.

     (c) Purchasers will cause the sale of the entire business of Cash Now.Com LLC., , substantially described in the included Offering Memorandum, including but not limited to all assets and proprietary technology and/or technology rights into the company, in exchange for 20 million common shares of the company to be executed and approved by the existing Board of Directors.

     (d) The existing Board of directors will resign in favor of nominees of the Purchasers and new Board of Directors shall immediately issue a press release detailing the transaction.

     2.3 To complete the Transaction,

     (a) The Vendors shall deliver, within 7 days from the effective date of this agreement the shares noted in Section 2.2(a)i registered in the names and entities of the purchasers and their nominees for a purchase price of $1,822.50, The shares delivered will be issued as fully paid and non-assessable shares of the Company free and clear of all liens, charges, encumbrances and trade restrictions (other than those imposed by any regulatory body and those existing under the US Securities Act of 1933 and 1934) of any kind whatsoever;

     (b) The existing Board of Directors will approve the acquisition of Cash Now.com LLC

     (c) The Purchasers shall deliver, within 10 days of the completion of 2.3(b) 500,000 shares of the restricted common shares issued for the entity acquired by B Com, Inc. to the Vendors and their nominees.;

     (d) Existing Directors will sign any resolutions necessary to approve the acquisitions referred to in 2.3(b) and will subsequently resign in favor of nominees of the Purchasers.

     (e) PURCHASERS will review and approve the Company's 10KSB filed with the SEC including its financial statements for the period ended December 31, 2003 prior to the conclusion of the contemplated "Transaction".

3.0               General

     3.1 Time and each of the terms of this Agreement shall be of the essence of this Agreement.

     3.2 This Agreement constitutes the entire agreement between the Parties hereto in respect of the matters referred to herein and supersedes all prior and contemporaneous proposals, letters of intent, statements and Agreements (oral and written) with respect to the subject.

     3.3 The Parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent of this Agreement is carried out.

     3.4 No amendments or interpretation of this Agreement shall be binding upon the Parties hereto unless such amendment or interpretation is in written form executed by all of the Parties to this Agreement.

     3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, e-mail or by fax to the Parties at:



B COM, INC.
14 Pico Crescent
Thornhill, Ontario
Canada L4J 8P4
Attention:  John Caridi
            John Colonna
            Howard Blumnfeld
            Marvin Winick
Fax:  905 886-7802

MERGERS & ACQUISITIONS GROUP INC
BCE Place
161 Bay St. 26th Floor
Toronto, Ontario
M5J 2S1
Attention: Vasco Lopes
Fax: 416  572-4090



     Or to such other addresses as may be given in writing by the Parties hereto in the manner provided for in this paragraph.

     3.6 This Agreement may not be assigned by any party hereto without the prior written consent of all of the Parties hereto.

     3.7 This Agreement shall be governed by the laws of Nevada and the federal laws of the United States of America applicable therein, and the Parties hereby attorn to the jurisdiction of the Courts of Nevada

     3.8 This Agreement may be signed by fax and in counterpart.




     IN WITNESS WHEREOF the Parties have hereunto set their hands and seals effective as of the Effective Date first above written.


SIGNED, SEALED AND DELIVERED BY:            SIGNED, SEALED AND DELIVERED BY:
Vendor, per:
                                                     Purchaser, per:

s/s John Caridi                                  Vasco Lopes
_________________________________           __________________________________
John Caridi                                    Authorized Signatory
                                               Mergers & Acquistions Group Inc.
                  And                                   And

SIGNED, SEALED AND DELVIVERED BY:   SIGNED, SEALED AND DELIVERED BY:
Vendor, per:
                                                     Purchaser, per:

s/s John Colonna
________________________________            __________________________________
John Colonna                                         Authorized Signatory
And                                         And


SIGNED, SEALED AND DELIVERED BY:    SIGNED, SEALED AND DELIVERED BY:
the Vendor, per:
                                                     Purchaser, per:


s/s Howard Blumenfeld
__________________________________          ___________________________________
Howard Blumenfeld                           Authorized Signatory

                  And                                         And

SIGNED, SEALED AND DELIVERED BY:    SIGNED, SEALED AND DELIVERED BY:
the Vendor, per:
                                                     Purchaser, per:

s/s Marvin Winick
___________________________________         ____________________________________
Marvin Winick                                        Authorized Signatory